UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 4, 2005 (November 2, 2005)

Rockwell Automation, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12383 (Commission File Number)	25-1797617 (IRS Employer Identification No.)

777 East Wisconsin Avenue, Suite 1400
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)

(414) 212-5299
(Registrant’s telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        __ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        __ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        __ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        __ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.	Entry into a Material Definitive Agreement.

                 As noted in Item 8.01, on November 2, 2005, the Board of Directors of Rockwell Automation, Inc. (“Rockwell”) approved amendments to the Rockwell Automation, Inc. 2000 Long-Term Incentives Plan, as amended (the “Plan”), to authorize the grant of performance shares under the Plan. On November 2, 2005, the Compensation and Management Development Committee of the Board of Directors of Rockwell approved a form of Performance Share Agreement with respect to grants of performance shares under the Plan. The form of Performance Share Agreement provides for the grant of performance shares under the Plan, in respect of which grantees thereof will be eligible to receive shares of Rockwell common stock, par value $1 per share (“Rockwell Common Stock”), and/or cash in an amount determined based on the total shareowner return of Rockwell Common Stock, assuming reinvestment of all dividends, relative to the performance of the Standard & Poor’s 500 for the period from October 1, 2005 to September 30, 2008, if the grantee continues as an employee for three years from the date of the Performance Share Agreement (subject to provisions contained in the Performance Share Agreement relating to the grantee’s death, disability or retirement under a retirement plan of Rockwell or a change in control of Rockwell). A copy of the form of Performance Share Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

                 On November 2, 2005, the Compensation and Management Development Committee of the Board of Directors of Rockwell also approved a form of Restricted Stock Agreement with respect to certain grants of restricted stock under the Plan. The form of Restricted Stock Agreement provides for the grant of Rockwell Common Stock as restricted stock under the Plan, which grantees will be deemed to have fully earned on the third anniversary of the date of the Restricted Stock Agreement (subject to provisions contained in the Restricted Stock Agreement relating to the grantee’s death, disability or retirement under a retirement plan of Rockwell or a change in control of Rockwell). A copy of the form of Restricted Stock Agreement is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

Item 8.01.	Other Events.

                 On November 2, 2005, the Board of Directors of Rockwell approved amendments to the Plan to authorize the grant of performance shares under the Plan. A copy of the Memorandum of Amendments to the Plan is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

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Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Form of Performance Share Agreement under the Rockwell Automation, Inc. 2000 Long-Term Incentives Plan, as amended.

10.2	Form of Restricted Stock Agreement under the Rockwell Automation, Inc. 2000 Long-Term Incentives Plan, as amended.

99.1	Memorandum of Amendments to the Rockwell Automation, Inc. 2000 Long-Term Incentives Plan, as amended.

(Page 3 of 5 Pages)

SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL AUTOMATION, INC. (Registrant)
By	/s/ Douglas M. Hagerman

Douglas M. Hagerman Senior Vice President, General Counsel and Secretary

Date: November 4, 2005 (Page 4 of 5 Pages) EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Performance Share Agreement under the Rockwell Automation, Inc. 2000 Long-Term Incentives Plan, as amended.
10.2	Form of Restricted Stock Agreement under the Rockwell Automation, Inc. 2000 Long-Term Incentives Plan, as amended.
99.1	Memorandum of Amendments to the Rockwell Automation, Inc. 2000 Long-Term Incentives Plan, as amended.

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